SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 12, 2007
FORRESTER RESEARCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
400 Technology Square
Cambridge, Massachusetts 02139
(Address of principal executive offices, including zip code)
(617) 613-6000
(Registrant’s telephone number including area code)
N/A

(Former Name or Former Address, if Changes since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 12, 2007, Forrester Research, Inc. (the “Company”) received notice that the Nasdaq Listing Hearing and Review Council (the “Listing Council) has determined to call for review the decision by the Nasdaq Listing Qualification Panel (the “Panel”) dated August 31, 2007 and has stayed the delisting of the Company’s common stock pending further review by the Listing Council. The Panel’s decision had indicated that pursuant to Marketplace Rule 4802(b), it did not have discretion to provide the Company with an exception to applicable listing rules beyond September 12, 2007.
On March 16, 2007, the Company announced a delay in filing its Annual Report on Form 10-K for its fiscal year ended December 31, 2006 (“2006 10-K”) because of its ongoing investigation of its stock option granting practices. On May 10, 2007 and August 9, 2007, the Company announced a delay in filing its Quarterly Reports on Form 10-Q for the three months ended March 31, 2007 (“Q1 2007 10-Q”) and for the three months ended June 30, 2007 (“Q2 2007 10-Q”), respectively. As previously announced, the Company has received Staff Determination letters from the Listing Qualifications department of The Nasdaq Stock Market stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) due to the delay in the filing of its 2006 10-K, Q1 2007 10-Q, and Q2 2007 10-Q.
On June 19, 2007 the Company announced that on June 14, 2007 the Panel granted the request of the Company for continued listing on The Nasdaq Stock Market. The Company’s continued listing was subject to certain conditions, including that on or before September 12, 2007 it file with the SEC the delinquent reports and any required restatement of the Company’s historical financial statements.
While Forrester’s common stock will remain listed on The Nasdaq Stock Market pending the conclusion of the Listing Council’s review, there can be no assurance that the Listing Council will determine that the Company’s common stock should remain listed on The Nasdaq Stock Market following the completion of its review.
The press release issued by the Company on September 12, 2007 in connection with this matter is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description

99.1	Press release dated September 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.
By	/s/ GAIL S. MANN
	Name:	Gail S. Mann
	Title:	Chief Legal Officer

Date: September 12, 2007

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated September 12, 2007.